SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 18, 2005
                                                          --------------


                              TASKER CAPITAL CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)



      Nevada                      000-32019                  88-0426048
--------------------------------------------------------------------------------
(State or other                  (Commission              (IRS Employer
jurisdiction of                  File Number)             Identification Number)
incorporation)


             39 Old Ridgebury Road, Suite 14, Danbury, CT 06810-5116
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (203) 730-4350
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

On July 18, 2005, the Registrant issued a press release announcing the completion of the acquisition of pHarlo Citrus Technology, pHarlo Citrus Properties, Indian River Labs and Coast to Coast Labs (the "Acquisition"). See
Exhibit 99.1. The Registrant will file the required information on Form 8-K related to the Acquisition within four business days after the closing.

The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this
Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits.

The following exhibits are furnished with this report:

Exhibit No.                Exhibit Description
-----------                -------------------

99.1                       Press release issued by Tasker Capital Corp., dated
                           July 18, 2005

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TASKER CAPITAL CORP.
                                             (Registrant)


                                             By: /s/ James Burns
                                                 -------------------------------
                                                 James Burns
                                                 Chief Operating Officer


Date:  July 18, 2005